FIRST FUNDS
FIRST ELITE MONEY MARKET
Class A
Trust Class
Supplement dated June 18, 2009
to the Prospectus dated August 28, 2008
The Prospectus for Class A and Trust Class Shares of First Elite Money Market (the “Fund”) is hereby supplemented to reflect that Citi Fund Services Ohio, Inc. (“Citi”) has contractually agreed on June 1, 2009 to waive its omnibus fee for co-administration, fund accounting and transfer agency services to the extent necessary for the Fund to maintain a minimum annualized yield of 0.01% for a period of thirty (30) consecutive calendar days. The Fund is authorized to reimburse Citi for co-administration, fund accounting and transfer agency fees previously waived by Citi; provided, however, that any such reimbursements must be paid at a date not more than three years after the fiscal year in which Citi limited the fees and the reimbursements do not cause the Fund’s yield to decrease below 0.01%.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE